SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 12, 2003

THE PROGRESSIVE CORPORATION

(Exact name of registrant as specified in its charter)

Ohio	1-9518	34-0963169

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6300 Wilson Mills Road, Mayfield Village, Ohio 44143

(Address of principal executive offices)             (Zip Code)

Registrant’s telephone number, including area code 440-461-5000

Not Applicable

(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure.

On December 12, 2003, The Progressive Corporation (the “Company”) issued a News Release containing financial results of the Company for the month of November 2003 (the “News Release”). A copy of the News Release is attached hereto as Exhibit 99.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 12, 2003

THE PROGRESSIVE CORPORATION

By: /s/ W. Thomas Forrester

Name: W. Thomas Forrester Title: Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.
Under Reg.	Form 8-K
S-K Item	Exhibit
601	No.	Description

99	99	News Release dated December 12, 2003, containing financial results of The Progressive Corporation for the month of November 2003